                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350 (AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002)


         In connection with the Annual Report of Perot Systems Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Russell Freeman, Vice President and Chief Financial Officer of the Company, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate, effective as of March 12, 2003.


                                      /s/ RUSSELL FREEMAN
                                      ------------------------------------------
                                      Russell Freeman
                                      Vice President and Chief Financial Officer


         Note: The foregoing certification is being furnished solely pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of the Form 10-K or as a separate disclosure document.

                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350 (AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002)


         In connection with the Annual Report of Perot Systems Corporation (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ross Perot, Jr., President and Chief Executive Officer of the Company, certify to my knowledge and in my capacity as an officer of the Company, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate, effective as of March 12, 2003.


                                         /s/ ROSS PEROT, JR.
                                         ---------------------------------------
                                         Ross Perot, Jr.
                                         President and Chief Executive Officer


         Note: The foregoing certification is being furnished solely pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of the Form 10-K or as a separate disclosure document.